                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 OCTOBER 6, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                       PAN PACIFIC RETAIL PROPERTIES, INC.

             (Exact name of registrant as specified in its charter)

          MARYLAND                       001-13243                   33-0752457
(State or other Jurisdiction      (Commission File Number)         (IRS Employer
     of Incorporation)                                         Identification Number)

   1631-B SOUTH MELROSE DR., VISTA, CA                                  92083
 (Address of principal executive offices)                             (Zip Code)

                                 (760) 727-1002
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Exhibit 99.1 contains information prepared by Pan Pacific Retail Properties, Inc.'s management relating to the proposed merger of WPT, Inc. (which will succeed Western Properties Trust immediately prior to such merger) with and into Pan Pacific Retail Properties, Inc.

ITEM 7(c). EXHIBITS.

     See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Pan Pacific Retail Properties, Inc.


Date: October 6, 2000                        By:  /s/ JOSEPH B. TYSON
                                                  ------------------------------
                                                  Name: Joseph B. Tyson
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                          Exhibit Description
------                          -------------------

 99.1 Certain information prepared by Pan Pacific Retail Properties, Inc.'s management relating to the proposed merger of WPT, Inc. with and into Pan Pacific Retail Properties, Inc.